SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                   FORM 8-K/A



                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report (Date of earliest
                                event reported):

                                  May 15, 2003
                             (Revised May 20, 2003)

                               METRIS MASTER TRUST
                            METRIS RECEIVABLES, INC.
                     (Originator of the Metris Master Trust)
             (Exact name of registrant as specified in its charter)


        Delaware                   000-23961                    41-1810301
(State of Incorporation)    (Commission File Number)       (IRS Employer
                                                           Identification No.)



              10900 Wayzata Boulevard, Minnetonka, Minnesota 55305
                    (Address of principal executive offices)


                                 (952) 417-5645
              (Registrant's telephone number, including area code)





                            METRIS RECEIVABLES, INC.
                           Current Report on Form 8-K/A

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.        Not Applicable.

Item 2.        Not Applicable.

Item 3.        Not Applicable.

Item 4.        Not Applicable.

Item 5. On May 15, 2003, Metris Receivables, Inc., filed the April, 2003 Securityholder Statements on Form 8-K. Subsequent to the filing, on May 20, 2003, U.S. Bank, National Association as Trustee, under the Second Amended and Restated Pooling and Servicing Agreement dated as of January 22, 2002 among Metris Receivables, Inc., as Transferor, Direct Merchants Credit Card Bank, National Association, as Servicer, and U.S. Bank National Association, as Trustee (as amended the "Pooling and Servicing Agreement"), as supplemented by individual series supplements (collectively with the Pooling and Servicing Agreement, the "Agreement"), notified the Servicer that the LIBOR rate provided to the Servicer for calculation of April monthly interest was incorrect.

               The LIBOR Determination Date originally used was Thursday, April 17, 2003, however, because April 18, 2003 (Good Friday) was a London holiday, it was not a Business Day for purposes of determining LIBOR. Consequently, the LIBOR Determination Date should have been Wednesday, April 16, 2003. LIBOR on April 17, 2003 was 1.32000%; however, on April 16, 2003, LIBOR was
               1.32938%. The cumulative net impact for the statements filed pursuant to this Form 8-K/A was an increase in interest paid under the Agreement of $52,968.34.

               The Servicer has recalculated all Monthly Servicer Statements for the April Interest Accrual Period, provided instructions to the Trustee to pay according to the revised Monthly Servicer statements, and is filing the revised statements pursuant to this Form 8-K/A.

Item 6. Not Applicable.

Item 7.        Financial Statements and Exhibits

               Ex. 20a       Series 1999-1 April Securityholder's Statement

               Ex. 20b       Series 1999-2 April Securityholder's Statement

               Ex. 20c       Series 1999-3 April Securityholder's Statement

               Ex. 20d       Series 2000-1 April Securityholders's Statement

               Ex. 20e       Series 2000-2 April Securityholder's Statement

               Ex. 20f       Series 2000-3 April Securityholder's Statement

               Ex. 20g       Series 2001-1 April Securityholder's Statement

               Ex. 20h       Series 2001-2 April Securityholder's Statement

               Ex. 20i       Series 2001-3 April Securityholder's Statement

               Ex. 20j       Series 2001-4 April Securityholder's Statement

               Ex. 20k       Series 2002-3 April Securityholder's Statement

               Ex. 20l       Series 2002-4 April Securityholder's Statement

Item 8.        Not Applicable.

Item 9.        Not Applicable.






                                    SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    METRIS RECEIVABLES, INC.


                            By:     /s/ Scott R. Fjellman
                                    Scott R. Fjellman
                                    Senior Vice President, Treasurer
Dated:   May 22, 2003